Exhibit 99.1 XPO Investor Presentation and Transcript July 2015

Disclaimers

|  XPO Investor Presentation July 2015
Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, including XPO Logistics, Inc.’s 2015 year-end run-rate performance targets, projected growth rates of industry sectors, modes and geographies in which XPO operates, the expected impact of the acquisitions of Norbert Dentressangle SA (ND) and Bridge Terminal Transport Services, Inc. (BTT), and the related financing, including the expected impact on XPO‘s results of operations and EBITDA, the expected ability to integrate operations and technology platforms and to cross-sell services, and the expected ability to retain acquired companies’ businesses and to grow XPO’s and the acquired companies’ businesses. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-
looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will,"
"expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Norbert Dentressangle and BTT acquisitions, including the expected impact on XPO's results of operations; XPO’s ability to successfully complete the tender offer of Norbert Dentressangle’s publicly held shares; the ability to successfully integrate and realize anticipated synergies and cost savings with respect to
Norbert Dentressangle, BTT and other acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Norbert Dentressangle’s and BTT’s management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s, Norbert Dentressangle’s and BTT’s networks of third-party transportation providers; the ability to retain XPO’s, Norbert Dentressangle’s, BTT’s and other acquired companies’ largest customers; rail and other network changes; weather and other service disruptions;
and governmental regulation. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.
XPO Logistics France has obtained the visa of the French Autorité des marchés financiers on the simplified tender offer launched by XPO Logistics France on the shares of ND at a price of
217.50 euros per share (the “Offer”). The information memorandum prepared by XPO Logistics France received visa n° 15-290 of the AMF, dated June 23, 2015, further to the conformity decision rendered on the same date.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules, such as pro forma adjusted earnings (loss) before interest, taxes, depreciation and amortization (“pro forma adjusted EBITDA“) for the 12-month periods ended December 31, 2014 and March 31, 2015. As required by SEC rules, we provide reconciliations of these measure to the most directly comparable measures under United States generally accepted accounting principles ("GAAP"), which are set forth in the attachments to this presentation. We believe that pro forma adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization) and tax consequences, in addition to reflecting anticipated pro forma adjustments relating to recent acquisitions as permitted by the instruments governing our credit facility and senior notes. In addition to its use by management, we believe that EBITDA is a measure widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from EBITDA are significant and necessary components of the operations of our business, and, therefore,
EBITDA should only be used as a supplemental measure of our operating performance.

A Global Top Ten Transportation and Logistics Provider
Many robust avenues for growth
One of the world’s largest contract logistics companies
#1 last mile logistics provider for heavy goods in North America
#1 manager of expedited shipments in North America
#2 global freight brokerage firm by net revenue
#3 provider of intermodal services in North America, and leader in cross-border Mexico
Largest owned fleet in Europe
Growing presence in global freight forwarding
Largest European platform for outsourced e-fulfillment
An increasing number of large customers want to consolidate
their 3PL relationships with multi-modal providers

Source: Industry publications and company filings
|  XPO Investor Presentation July 2015

Highly Efficient and Customer Focused Organization

863 locations globally across 27 countries
52,350 employees serving over 30,000 customers
Access to network of over 700,000 trucks in North America and Europe
129 million square feet of logistics facilities
Over 42,000 deliveries a day facilitated by XPO businesses in North America
Over 2 billion inventory units are tracked by XPO’s contract logistics technology
Operating worldwide under the single brand of XPO Logistics
Source: Company information
|  XPO Investor Presentation July 2015

XPO Is Built to Serve Customers’ Growing Needs

Sector
Market
Size
($ billions)
Projected Growth
(x
GDP)
Contract Logistics
(North
America
and Europe)
$120
2
to 3 times
Last Mile (North America)
$13
5 to 6 times
Truck Brokerage
(North America)
$50
2
to 3
times
Road Transport
(Europe)
$85
~ 2 times
Expedite (North America)
$5
3
to 4
times
Intermodal Rail and Drayage
(North America)
$22
3
to 5
times
Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,
Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence and management estimates
|  XPO Investor Presentation July 2015
XPO holds leadership positions in each of these fast-growing sectors

Contract Logistics: Long-term, Sticky Relationships

Significant barriers to entry
Largely non-commoditized
High value-add component
–
In Europe: Full range of retail logistics, and specialized services for cold chain, chemicals and e-commerce
–
In North America: Deep relationships in technology, wireless, e-commerce, aerospace, medical equipment, and select areas of manufacturing
Low cyclicality
–
Average contractual agreement is five years
–
Average contract renewal rate of over 97%
|  XPO Investor Presentation July 2015
Source: Company information

Major Player in E-Commerce
Leading e-commerce capabilities in high-growth e-fulfillment, reverse logistics and last mile
–
Worldwide e-commerce is projected to grow at a rate of 13% to 21%
through at least 2018
North American market leader in last mile for heavy goods, with approximately
5% market share in an estimated $13 billion North American market
–
Untapped last mile opportunity in Europe
European market leader with approximately 5% market share in an estimated
€5 billion e-fulfillment market
–
€242 million revenue in e-commerce logistics in 2014
–
31% year-over-year organic growth in 2014

Sources: Company and industry information
|  XPO Investor Presentation July 2015

LOWE'S
Improving Home Improvement

macy's

MARKS & SPENCER

COSTCO WHOLESALE

ambev

Kellogg's

ConAgra Foods

niagara

Red Bull

LAND O LAKES

Dean FOODS

sears

Wegmans

TalkingRain

Loblaws

DIAMOND CRYSTAL BRANDS

Ocean Spray

SCHNEIDER NATIONAL

Unilever Food Solutions

C&S Wholesale Grocers

Ryder

FOOD LION

TESCO
Every little helps

NB
NEBRASKA BEEF AT ITS BEST

PILGRIM'S PRIDE

XPO Logistics

8 | XPO Company Overview and Capabilities Blue Chip Customers Any trademarks or logos used in this presentation are the property of their respective owners

Cargill
SAMSUNG
Whirlpool CORPORATION
MERCK
HONDA The Power of Dreams

GM
Nestlé
UNITED STATES POSTAL SERVICE
THE HOME DEPOT
BEST BUY

RockTenn
Dole
LOCKHEED MARTIN
TOYOTA
Tyson

asos discover fashion online
BASF The Chemical Company
Crate&Barrel
RENAULT

Office DEPOT
gsk GlaxoSmithKline
LG
OWENS CORNING
Winn Dixie

XPO Logistics

9 | XPO Company Overview and Capabilities Blue Chip Customers Any trademarks or logos used in this presentation are the property of their respective owners

High Productivity through Technology

IT team of about 1,000 professionals
Over 200 IT projects launching in 2015
Proprietary technology delivers world-class service
–
Sophisticated contract logistics solutions for complex supply chain requirements
–
Rigorous inventory management technology
–
Freight Optimizer for cutting-edge pricing and load-covering
–
Real-time customer experience management solutions
–
Online bidding software
–
Powerful suite of Rail Optimizer tools
Global IT budget of $225 million this year
|  XPO Investor Presentation July 2015

Disciplined Selection Process from M&A Pipeline

Acquisition prospects must meet strategic criteria
Provide services our customers highly value
Highly scalable
Technology-oriented, with a willingness to embrace additional technology
Well-run operations that can be tightly integrated into XPO’s network
Experienced management and enthusiastic employees
Focus on world-class customer service that mirrors XPO’s culture
|  XPO Investor Presentation July 2015

INVESTISSEMENTS PSP INVESTMENTS

GIC

ONTARIO TEACHERS' PENSION PLAN

XPO Logistics

|  XPO Investor Presentation July 2015
$1.7 billion in cash, in addition to an undrawn $415 million asset-backed loan
Positive and accelerating free cash flow
Low maintenance capex, with total net capex
of about 2% of revenue
Global access to the highest caliber institutional investors
Raised total of $2 billion of equity in two private offerings
–
September 2014: three leading global investors endorsed XPO’s growth strategy
–
May 2015: same three investors expanded their positions, together with new institutional investors
Rock Solid Financial Position

$180
$191
$214
$279
$348
$431
$554
$702
$871
$1,315
$1,783
$2,357
$2,777
$9,205
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
PF,
March
2015
First Three Years of XPO’s Growth Strategy

TTM Revenue ($ millions)
2012
2013
2014
2015
|  XPO Investor Presentation July 2015

CEO Bradley S. Jacobs
Prior to XPO, founded and led four highly successful companies, including two world-class publicly-traded corporations
United Rentals: Built world’s largest equipment rental company
United Waste: Created 5th largest solid waste business in North America
Hamilton Resources: Grew global oil trading company to ~$1 billion
Amerex
Oil Associates: Built one of world’s largest oil brokerage firms
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

|  XPO Investor Presentation July 2015

Highly Skilled Management Team

Ashfaque
Chowdhury
CIO, Contract Logistics, Americas
Troy Cooper
Chief Operating Officer
Julie Luna
Chief Commercial Officer
John Hardig
Chief Financial Officer
Louis DeJoy
CEO, Contract Logistics, Americas
Gordon Devens
General Counsel
New Breed
United Rentals, United Waste
Pacer, Union Pacific
AutoNation, Skadden Arps
New Breed
Oakleaf
Waste Management
Partial list
Bill Fraine
COO, Contract Logistics, Americas
New Breed, FedEx
Luis Angel Gómez
Managing Director, Transport, Europe
Norbert Dentressangle, Christian Salveson
Stifel
Nicolaus, Alex. Brown
|  XPO Investor Presentation July 2015
Mario Harik
Chief Information Officer
Angela Kirkby
Senior Vice President, Human Resources
Belk, Bank of America, Accenture

Highly Skilled Management Team (Cont’d)

Will O’Shea
Chief Sales and Marketing Officer, Last Mile
Ludovic
Oster
Senior Vice President, Human Resources, Europe
Greg Ritter
Senior Vice President, Strategic Accounts
Michael O’Donnell
Executive VP, Expedite Managed Transportation
Malcolm Wilson
Managing Director, Logistics, Europe
3PD, Ryder, Cardinal Logistics
Norbert Dentressangle, Delphi, Valeo
Knight Transportation, C.H. Robinson
Landstar, Penske, TNT
Norbert Dentressangle, NYK Logistics
Hervé
Montjotin
Chief Executive Officer, Europe
Scott Malat
Chief Strategy Officer
Karl Meyer
Chief Executive Officer, Last Mile
Dominick Muzi
President, Global Forwarding
Norbert Dentressangle
3PD, Home Depot
Priority Solutions, AIT Worldwide
Goldman Sachs, UBS, JPMorgan Chase
Paul Smith
President, Intermodal
Pacer
|  XPO Investor Presentation July 2015
Partial list

First Quarter 2015 Financial Results

Pro Forma Adjusted EBITDA
(1)(2)
Pro Forma Revenue
(1)
Combined and Pro Forma Historical Financials
($
millions)
($ millions)
$3,130
$9,205
2014
LTM 3/31/15
$177
$585
2014
LTM 3/31/15
(1)
LTM figures are pro forma for acquisition of ND, 2014 figures are pro forma for all previously completed acquisitions ex-ND
(2)
For the reconciliation of pro forma adjusted EBITDA to the net loss available to our common shareholders, refer to the Appendix
|  XPO Investor Presentation July 2015

Common Shares
107.7 million
(1)
Preferred Shares
10.5 million
Warrants
10.5
million
(9.0
million
dilutive)
(2)
Convertible Senior Notes
4.4
million
shares
(3)
Stock Options and RSUs
3.5
million
shares
dilutive
(4)
Fully Diluted Shares Outstanding
135.0 million shares
Fully Diluted Market Capitalization
$6,640 million
(5)
Pro-Forma Total Debt
$3,294 million
(6)
Pro-Forma Net Debt
$2,322 million
(6)
Net Debt-to-Cap
26%

Incentivized XPO Management Owns ~16% of Company
Common Stock Equivalent  (as of 5/29/2015)
|  XPO Investor Presentation July 2015
(1)
Based on SEC beneficial ownership calculation as of March 31, 2015; includes new common shares issued in the May 2015 PIPE transaction, including assumed conversion of all preferred shares into common
(2)
Dilutive effect of warrants calculated using treasury method (using XPO closing price of $49.16 on May 29, 2015)
(3)
Assumes conversion in full of $72 million in aggregate principal amount of 4.50% convertible senior notes due 2017 outstanding at March 31, 2015
(4)
Dilutive effect of RSUs and stock options outstanding at March 31, 2015, calculated using treasury method (using XPO closing price of $49.16 on May
29, 2015)
(5)
Assumes XPO closing price of $49.16 on May 29, 2015
(6)
Excludes $63 million carrying value of deep-in-the-money convertible

2015 Year-End Run Rate Targets
Financial targets raised in light of M&A announcements
An annual revenue run rate of at least $9.5 billion by December 31, 2015
An annual EBITDA run rate of at least $625 million by December 31, 2015
XPO intends to update its long-term financial targets with the announcement of second quarter results

|  XPO Investor Presentation July 2015

XPO’s Growth Plan Is Still in Early Innings
Leading positions in fastest-growing areas of transportation and logistics
Compelling value proposition as a multi-modal, single-source provider of end-to-end supply change solutions
Significant potential to grow European platform
High-growth positions in contract logistics and e-commerce
Additional strategic acquisitions
Rock solid financial position
Culture driven by top talent for customer service, transportation and logistics operations, P&L performance and M&A integration
As large as we are, we have captured less than 1% of
the opportunity represented by customer spend

|  XPO Investor Presentation July 2015

Acquired Norbert Dentressangle (ND) June 8, 2015

Expansive Platform for Growth

Contract Logistics
2014 Revenue
€2.6 billion
27,800 employees
Leading outsourced European
e-fulfillment platform
Also provides reverse logistics,
cold chain, chemicals handling,
value-added warehousing
Global Forwarding
2014 Revenue
€0.2 billion
650 employees
54 offices
Transportation
2014 Revenue
€2.3 billion
13,900 employees
Balanced non-asset and
asset-based platform
Largest owned truck fleet in
Europe, including over €250
million of dedicated carriage
Unique service capabilities
from lane density covering
approximately 90% of the EU’s
GDP-producing regions
(2)
June
8
acquisition
of
Norbert
Dentressangle
added
approximately
€5.1
billion
($5.5
billion)
of
annual
revenue
as
categorized
below
(1)
(1)
2014 revenue
(2)
Management estimate
|  XPO Investor Presentation July 2015
Over €1 billion of freight brokerage revenue

Strategic Rationale for Acquisition

ND’s capabilities closely mirrored XPO’s North American offering
–
XPO gained global scale in three of its core services: contract logistics, freight brokerage and global freight forwarding
Companies shared an asset-light model with low capital intensity: total net capex of about 2% of revenue
Combined blue chip customer base includes many of the world’s largest multinational companies
Timing capitalized on start of eurozone
economic rebound and strong US dollar
Opened the door to significant future acquisition opportunities for XPO in highly fragmented eurozone
|  XPO Investor Presentation July 2015

Significant Synergy Potential

Massive cross selling potential to serve global clients as a single-source provider
Complementary contract logistics services in the U.S.
Opportunity to grow European freight brokerage business
Combined global forwarding volume allows XPO to buy transportation more effectively
Cross Selling: XPO Service Offerings Used by Top 25 Customers, FY2014
4 Customers
8 Customers
5 Customers
5 Customers
3 Customers
1 Service
2 Services
3 Services
4 Services
5 Services
|  XPO Investor Presentation July 2015

XPO Gained Leadership in European E-Fulfillment
€242 million revenue in e-commerce logistics in 2014
–
31% organic growth compared to 2013
–
Business focused in the UK, Spain and France
Strong growth potential with approximately 5% market share in estimated
€5 billion European e-fulfillment market
–
Expected to increase at 9% to 10% CAGR over the next several years
Increasingly complex supply chains and customer requirements demand scale, which XPO has and few others can match
–
Serves both B2B and B2C customers
Leading capabilities in high-growth reverse logistics
Favorable historical performance and future growth opportunities

Source: Company information
|  XPO Investor Presentation July 2015

Preeminent European Transportation Network
36-year history as global partner to blue chip customers
Combines non-asset, asset-light and asset-based operations
Rapid growth in freight brokerage, asset-light palletized service and dedicated carriage
Unique service capabilities from lane density covering approximately 90% of the
EU’s GDP-producing regions
Ground transportation in primary markets of the UK, Spain and France is an estimated €95 billion market

Source: Company information
|  XPO Investor Presentation July 2015

Combination is a Growth Accelerator

Deploy cutting-edge technology to turbocharge growth in freight brokerage
–
Pricing and truck matching algorithms to accelerate growth and margins
–
Combined annual technology spend is among the highest in the industry
Combine leading businesses in fast growth e-commerce
–
Top outsourced e-fulfillment provider in Europe, handling over 200 million units per year
–
Leading capabilities in reverse logistics
–
Expand leadership position in last mile logistics for heavy goods to Europe
Sharing best practices and capabilities across new global platform
|  XPO Investor Presentation July 2015

DANONE
asos
discover fashion online
Carrefour
MARKS & SPENCER
TATA STEEL
RENAULT
MARS
AkzoNobel
TESCO
Every little helps

PEPSICO
AMER SPORTS
U
L'ORÉAL

XPO Logistics

Diversified portfolio of blue chip
customers
Largest client under 4% of revenue
97% customer renewal rate in logistics
Customer verticals include retail,
food and beverage, manufacturing,
chemicals, agriculture, e-commerce
and high tech
Loyal European Customer Base in Attractive Verticals

Highlights
Top Customers
Recent Wins
Source: Company information
|  XPO Investor Presentation July 2015

Transaction Overview

Purchase Price
Enterprise Value: Approximately €3.24 billion ($3.53 billion)
Transaction Multiple: Approximately 9 times consensus 2015E EBITDA
Consideration
On June 8, 2015, ND’s founder and family sold their 67% ownership of the company to XPO at €217.50 per share all cash
On June 25, 2015, following receipt of applicable regulatory clearance, XPO launched an all-cash tender offer for minority shareholders at the same price
ND stock is publicly listed on Euronext Paris and London (Ticker: GND)
Transaction was unanimously approved by the boards of XPO and ND
Financing Sources
$1.26 billion equity raise with current and new global institutional investors; a private placement notes offering of approximately $2.16 billion U.S.-dollar equivalent, including $1.6 billion U.S. dollar-
denominated senior notes due in 2022 and €500 million euro-denominated fixed rate senior notes due 2021; and available cash on hand
Source: Consensus per Thompson
|  XPO Investor Presentation July 2015

Acquired Bridge Terminal Transport (BTT) June 1, 2015

Acquired Bridge Terminal Transport (BTT)

One of the largest asset-light drayage providers in the United States
–
Approximately 1,800 customers, including many longstanding, blue chip customer relationships
Revenue of $232 million and EBITDA of $12.4 million for the trailing 12 months ended March 31, 2015
Purchase price was $100 million, excluding any working capital adjustments, with no assumption of debt
–
Represents a consideration of 8.1 times EBITDA of $12.4 million
Operations are being rebranded and integrated as XPO Logistics
|  XPO Investor Presentation July 2015

Strategic Rationale and Synergies

XPO gained 1,300 independent owner operators and 28 terminals
–
Increased XPO’s total capacity under contract to its drayage, last mile and expedite businesses to more than 6,200 independent owner operators
–
Strengthened XPO’s drayage footprint on the East Coast
XPO can take on more freight in tight markets when drayage capacity is scarce
–
More cost effective and more reliable to use contracted owner operators, rather than unaffiliated third-party carriers
Well-run operations can be seamlessly integrated into XPO’s network
|  XPO Investor Presentation July 2015

Supplemental Materials

XPO Business Glossary
Integrated services
Contract Logistics: An asset-light, technology-enabled business characterized by long-term contractual relationships with high renewal rates, low cyclicality, significant barriers to entry and a high-value-add component that minimizes commoditization. Contracts are typically structured as either fixed-variable, cost-plus or gain-share. XPO services include highly engineered solutions,
e-fulfillment, reverse logistics, packaging, factory support, aftermarket support, warehousing and distribution for customers in aerospace, manufacturing, retail, life sciences, chemicals, food and beverage, and cold chain.
Expedite: A non-asset business that facilitates time-critical, high-value or high-security shipments, usually on very short notice. Revenue is either contractual or transactional, primarily driven by unforeseen supply chain disruptions or just-in-time inventory demand for raw materials, parts or goods. XPO provides three types of expedite service: ground transportation via a network of independent contract carriers; air charter transportation facilitated by proprietary, web-based technology that solicits bids and assigns loads to aircraft; and a managed transportation network that is the largest web-based expedite management technology in North America.
Freight Brokerage: A variable cost business that facilitates the trucking of freight by procuring carriers through the use of proprietary technology. Freight brokerage net revenue is the spread between the price to the shipper and the cost of purchased transportation. In North America, XPO has a non-asset freight brokerage business, with a network of 32,000 independent carriers. In
Europe, XPO generates over €1 billion in freight brokerage revenue annually, with capacity provided by an asset-light mix of owned fleet and independent carriers.

|  XPO Investor Presentation July 2015

XPO Business Glossary
Integrated services, continued
Global Forwarding: A non-asset business that facilitates freight shipments by ground, air and ocean. Shipments may have origins and destinations within North America, to or from North
America, or between foreign locations. Services are provided through a network of market experts who provide local oversight in thousands of key trade areas worldwide. XPO’s global forwarding service can arrange shipments with no restrictions as to size, weight or mode, and is OTI and
NVOCC licensed.
Intermodal: An asset-light business that facilitates the movement of long-haul, containerized freight by rail, often with a drayage (trucking) component at either end. Intermodal is a variable cost
business,
with
revenue
generated
by
a
mix
of
contractual
and
spot
market
transactions.
Net revenue equates to the spread between the price to the shipper and the cost of purchasing rail and truck transportation. Two factors are driving growth in intermodal in North America: rail transportation is less expensive and more fuel efficient per mile than long-haul trucking, and rail is a key mode of transportation in and out of Mexico, where the manufacturing base is booming due to a trend toward near-shoring.
Last Mile: A non-asset business that facilitates the delivery of goods to their final destination, most often to consumer households. XPO specializes in two areas of last mile service: arranging the delivery and installation of heavy goods such as appliances, furniture and electronics, often with a white glove component; and providing logistics solutions to retailers and distributors to support their e-commerce supply chains and omni-channel distribution strategies. Capacity is sourced from a network of independent contract carriers and technicians.

|  XPO Investor Presentation July 2015

$MM	PF LTM March 31, 2015
Net Loss available to common stockholders	**(158.4)**
Pref. stock beneficial conversion charge & pref. dividends	(43.7)
Non-controlling interests	(7.9)
Net loss	(106.8)
Debt commitment fees	9.9
Loss on conversion of convertible senior notes	9.7
Other interest expense	229.8
Income tax (benefit) provision	(48.1)
Accelerated amortization of trade names	3.8
Other depreciation and amortization	395.3
Non-controlling interests	(7.9)
EBITDA	**485.7**
Transaction and integration costs	1.4
XPO Express and XPO Last Mile rebranding costs	1.2
Adjusted EBITDA	**488.3**

$MM	PF LTM March 31, 2015
Adjusted EBITDA	**488.3**
XPO Adjustments	
EBITDA from acquisitions prior to acquisition	9.4
EBITDA from Bridge Terminal Transport	12.4
Acquisition-related transaction costs	2.6
Restructuring charges	5.6
Non-cash stock compensation	7.6
Net cost savings, operating improvement synergies	3.8
New Breed Adjustments	
IPO and other capital market activities	1.2
Option-holder distribution	2.7
Onerous contract losses	0.9
ND Adjustments	
EBITDA from acquisitions prior to acquisition	40.0
Non-cash stock compensation	5.1
Acquisition-related transaction costs	8.4
Net cost savings, operating improvement synergies & non-recurring expenses	8.3
Sale and sale-lease-back of real estate	(4.6)
Consolidation of joint ventures	(0.4)
Foreign exchange (gains) / losses	(5.9)
Pro Forma Adjusted EBITDA	**585.4**

XPO Logistics

37 PF LTM Adjusted EBITDA Reconciliation | XPO Investor Presentation July 2015

$MM	FY2014
Net Loss available to common stockholders	(107.4)
Pref. stock beneficial conversion charge & pref. dividends	(43.8)
Net loss	(63.6)
Debt commitment fees	14.4
Loss on conversion of convertible senior notes	5.5
Other interest expense	28.1
Income tax (benefit) provision	(26.1)
Accelerated amortization of trade names	3.3
Other depreciation and amortization	95.0
EBITDA	**56.6**
XPO and Non-Material Acquisitions Adjustments	
Transaction and Restructuring Costs	14.3
UX Pre-Acquisition EBITDA	8.7
NLM Pre-Acquisition EBITDA and Cost Savings	0.7
Optima Pre-Acquisition EBITDA and Cost Savings	11.5
ACL Pre-Acquisition EBITDA	3.7
XPO Express and XPO Last Mile rebranding	1.2
Non-Cash Equity Compensation	7.5
New Breed Adjustments	
Pre-Acquisition EBITDA and SEC Adjustments	54.5
IPO and other capital market activities	1.2
Workers compensation claim	-
Option-holder distribution	2.7
Onerous contract losses	2.3
Pacer Adjustments	
Pre-Acquisition EBITDA and SEC Adjustments	4.5
Cost Savings	7.9
3PD Adjustments	
Pre-Acquisition EBITDA and SEC Adjustments	-
Pro-Forma Adjusted EBITDA	**177.3**

XPO Logistics

38 Historical PF Adjusted EBITDA Reconciliation | XPO Investor Presentation July 2015 Note: Excludes acquisition of ND